UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 1, 2009
Date of Report (Date of earliest event reported)

CANADIAN ROCKPORT HOMES INT’L, INC.
(Exact name of registrant as specified in its charter)

NEVADA	333-62786	98-0354610
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

La Estera 526
Parque Industrial Valle Grande
Lampa, Santiago, Chile	9380000
(Address of principal executive offices)	(Zip Code)

011-56-2-738-6064
Registrant's telephone number, including area code

2317 Wall St., Vancouver, B.C. V5L 1B8
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 8.01 – OTHER EVENTS

Canadian Rockport Homes Int’l, Inc. - head office is officially located at its operating plant in Santiago, Chile.

The head office address is:

La Estera 526
Parque Industrial Valle Grande
Lampa, Santiago, Chile 9380000

Exhibits

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANADIAN ROCKPORT HOMES INT’L, INC.

DATE: Feb 1, 2009	By:	/s/ William Malone
William Malone
President and Chief Executive Officer